Exhibit 13.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ENACTED BY

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 20-F of Companhia Energética de Minas Gerais—CEMIG (the “Company”) for the period ended December 31, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Leonardo George de Magalhães, Chief Officer for Finance and Investor Relations of the Company, certify, pursuant to 18 U.S.C. Section 1350, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

July 27, 2023.

By:	/s/ Leonardo George de Magalhães
Leonardo George de Magalhães
Chief Officer for Finance and Investor Relations